SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2022

DAVE & BUSTER’S ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35664	35-2382255
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1221 S. Belt Line Rd., Suite 500 Coppell, TX 75019
(Address of principal executive offices)

Registrant’s telephone number, including area code: (214) 357-9588

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 of the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value	PLAY	NASDAQ Stock Market LLC

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On June 29, 2022, Dave & Buster’s Entertainment, Inc. (the “Company”) completed the acquisition of Ardent Leisure US Holding, Inc. (“Main Event”), pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated April 6, 2022, by and among the Company, Ardent Leisure US Holding Inc., Delta Bravo Merger Sub, Inc. the Company’s wholly-owned subsidiary formed for the purpose of completing the transactions set forth in the Merger Agreement, for the limited purposes set forth therein, Ardent Leisure Group Limited, and, for the limited purposes set forth therein, RB ME LP and RB ME Blocker, LLC, RB ME Series 2019 Investor Aggregator LP and RedBird Series 2019 GP Co-Invest, LP.

In connection with the acquisition of Main Event, we are attaching:

- As Exhibit 99.1 to this Current Report on Form 8-K and incorporating by reference herein the Company’s unaudited pro forma condensed combined statements of comprehensive income for the twenty-six weeks ended July 31, 2022 and the fiscal year ended January 30, 2022, and the notes related thereto.

- As Exhibit 99.2 to this Current Report on Form 8-K and incorporating by reference herein the audited consolidated balance sheets of Ardent Leisure US Holding, Inc., as of June 28, 2022 and June 29, 2021 and the audited consolidated statements of operations, statements of cash flows and statements of changes in equity of Ardent Leisure US Holding, Inc. for the years ended June 28, 2022 and June 29, 2021, and the notes related thereto.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

23.1	Consent of Ernst & Young LLP, Independent Auditors.

99.1	Unaudited proforma condensed combined statements of comprehensive income for the twenty-six weeks ended July 31, 2022 and the fiscal year ended January 30, 2022, and the notes related thereto.

99.2	Audited consolidated balance sheets of Ardent Leisure US Holding, Inc., as of June 28, 2022 and June 29, 2021, and the audited consolidated statements of operations, statements of cash flows and statements of changes in equity of Ardent Leisure US Holding, Inc. for the years ended June 28, 2022 and June 29, 2021, and the notes related thereto.

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVE & BUSTER’S ENTERTAINMENT, INC.

Date: September 7, 2022	By:	/s/ Michael Quartieri
Michael Quartieri
Senior Vice President and Chief Financial Officer

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